Exhibit 10.34

Confidential Treatment is Requested by Broadridge Financial Solutions, Inc.

Pursuant to 17 C.F.R. 200.83

NOTE: PORTIONS OF THIS AGREEMENT ARE THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE

SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS HAVE BEEN

REDACTED AND ARE MARKED WITH A “[****]” IN PLACE OF THE REDACTED LANGUAGE.

AMENDMENT NO. 5 TO THE

INFORMATION TECHNOLOGY SERVICES AGREEMENT

This Amendment No. 5 to the Information Technology Services Agreement (this “Amendment”), dated as of July 11, 2011 (the “Amendment Effective Date”) is to the Information Technology Services Agreement, between INTERNATIONAL BUSINESS MACHINES CORPORATION (“Supplier Party”) and BROADRIDGE FINANCIAL SOLUTIONS, INC. (“Customer Party”), dated as of March 31, 2010, as amended (the “Agreement”). Supplier Party and Customer Party shall be jointly referred to herein as “Contracting Parties.” Unless otherwise indicated herein, capitalized terms used in this Amendment have the meanings set forth in the Agreement.

WHEREAS, the Contracting Parties desire to modify the terms and conditions of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the agreements set forth below, effective as of the Amendment Effective Date, the Contracting Parties agree as follows:

ARTICLE 1 AMENDMENTS TO THE AGREEMENT. The Agreement is hereby amended as follows:

(1) Section 18.12 is added as follows:

Distribution. [****]. Customer Party’s Facilities Management clients may provide a limited scope report containing controls for Physical Security to their clients.

(2) Section 25.01(1) is amended to replace “January 31, 2022” with “June 30, 2022”

ARTICLE 2 ENTIRE AGREEMENT.

This Amendment, together with the Agreement, constitutes the entire agreement of the Contracting Parties with respect to the subject matter herein. Except as specifically amended herein, the Agreement shall remain in full force and effect and is hereby ratified in all respects. This Amendment shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York without giving effect to the principles of conflicts of law.

IBM and Broadridge Confidential

Confidential Treatment is Requested by Broadridge Financial Solutions, Inc.

Pursuant to 17 C.F.R. 200.83

NOTE: PORTIONS OF THIS AGREEMENT ARE THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE

SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS HAVE BEEN

REDACTED AND ARE MARKED WITH A “[****]” IN PLACE OF THE REDACTED LANGUAGE.

*                *                 *                *

IN WITNESS WHEREOF, the authorized representatives of the Contracting Parties have executed this Amendment as of the Amendment Effective Date.

INTERNATIONAL BUSINESS MACHINES CORPORATION	BROADRIDGE FINANCIAL SOLUTIONS, INC.

by: Scott A. Morin	by: /s/John Hogan
name: Scott A. Morin	name: John Hogan
title: Vice President	title: President and COO
date: 7/11/2011	date: 6/23/2011

IBM and Broadridge Confidential